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                                                                    Exhibit 24.2

                              POWER OF ATTORNEY


        We, the undersigned directors of Alpha Natural Resources, Inc., a Delaware corporation which has filed with the Securities and Exchange Commission a registration statement on Form S-1 under the Securities Act of 1933, as amended (Registration No. 333-129030), hereby individually constitute and appoint David C. Stuebe and Vaughn R. Groves, and each of them acting alone, our true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution in each of them for him and in his name, place and stead, and in any and all capacities, to sign Amendment No. 1 to such registration statement and any and all other amendments thereto (including post-effective amendments), or any other registration statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and any applicable securities exchange or securities self-regulatory body, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or their or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, each of the undersigned has executed this Power of Attorney as of the 22nd day of November, 2005.

                                                /s/ Alex T. Krueger
                                                --------------------
                                                ALEX T. KRUEGER


                                                /s/ William E. Macaulay
                                                ------------------------
                                                WILLIAM E. MACAULAY